UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-KA
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported):
February 27, 2006
SUN NEW MEDIA INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-26347	410985135
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation)		Identification No.)
P.O. Box 297
1142 South Diamond Bar Boulevard
Diamond Bar, California 91765
(Address of principal executive offices)
Registrant’s telephone number, including area code:
1-888-865-0901 ext. 322
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
Sale and Purchase Agreement to Acquire Telefaith Holdings Ltd (BVI)
     On March 2, 2006, pursuant to a Sale and Purchase agreement (the “Purchase Agreement”) dated December 8, 2005 by and among Sun New Media, Inc. (“the “Company”), Yan Hui, Lin Min, and Luan Kezhou (collectively, the “Sellers”), the Company acquired 100% of the issued and outstanding shares of Telefaith Holdings Ltd. in exchange for 853,333 shares of the Company’s common stock.
     Through the acquisition, the Company gains ownership of Telefaith’s key subsidiary, Shengji Mobile Media Communications (“Shengji”), a fully dedicated mobile communications information provider.
Item 3.02 Unregistered Sales of Equity Securities
     In connection with the transaction described in Item 2.01 of this Current Report on Form 8-K, within 30 days of March 2, 2006, the Company shall issue to the Sellers an aggregate of 853,333 shares of its common stock in exchange for all of the issued and outstanding shares of Telefaith.
     All of the foregoing issuances were made by the Company pursuant to the exemption from registration provided under Regulation S of the Securities Act of 1933, as amended.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Appointment of Co-Chief Executive Officer
     On March 2, 2006, the Company announced the appointment of Mr. Ricky Ang Gee Hing as its co-Chief Executive Officer (“co-CEO”). Mr. Ricky Ang will replace Dr. Ding Yucheng, the Company’s outgoing Co-Chief Executive Officer, effective March 1, 2006. Dr. Ding Yucheng, outgoing co-CEO and Director, has resigned from both positions to accept an appointment as the Vice Chairman of the Sun Culture Foundation, effective immediately. A copy of the press release announcing Mr. Ang’s appointment and Dr. Ding’s resignation is attached hereto as Exhibit 99.1.
     Mr. Ricky Ang, the Company’s newly appointed co-CEO, is currently the Executive Vice Chairman & Managing Director of Sun Business Network Limited (“SBN”), a company he founded in late 1994, and listed on the Singapore Stock Exchange in mid-1998. The Company is in the process of a acquiring a minority stake in SBN as well as the digital distribution rights to a number of its key titles among other assets. Mr. Ang brings close to 30 years of experience in Asian media and publishing to the Company. Before founding SBN, Mr. Ang was Chief Executive Officer of HB Media Holdings, a media company he helped established in early 1993. Before that, he was Senior Vice President at

Times Publishing Limited. A graduate of London’s College of Printing, Mr. Ang has been in the printing and publishing industry for more than three decades, and was for several years Chairman of the TDB-sponsored, Printing and Publishing Advisory Council.
Appointment of President and Chief Operating Officer
     On March 2, 2006, the Company announced the appointment of Dr. Cheng Hong as President and COO. A copy of the press release announcing Dr. Cheng’s appointment is attached hereto as Exhibit 99.1.
     Dr. Cheng Hong is currently the Chief Executive Officer of Compass Multimedia, Ltd. a leading e-publishing and multimedia distribution company that is partially owned by the Company. Dr. Cheng brings nearly 20 years of experience in e-commerce and information management to the Company. Before joining Compass, Dr. Cheng was the Chief Executive Officer of stockstar.com, the largest vertical financial portal in China, and Stateline, Ltd., one of China’s leading providers of business to business Customer Relationship Management software services. Dr. Cheng has a PhD in Information Management Sciences from Wuhan University.
Appointment of Co-Chief Financial Officers
     On March 2, 2006, the Company announced the appointments of Mr. Frank Zhao and Ms. Hwee Ling Ng as co-Chief Financial Officers effective February 27, 2006 and March 1, 2006 respectively. Mr. Frank Zhao is also appointed as the Company’s Corporate Secretary. A copy of the press release announcing the appointments of Mr .Zhao and Ms. Ng is attached hereto as Exhibit 99.1.
     Mr. Frank Zhao has more than 15 years corporate finance management and business development experience in the US, Hong Kong and China. Previously, Mr. Zhao served as Vice President of Finance and other senior finance positions with several NASDAQ listed companies in the US and China, responsible for all aspects of the company’s accounting and finance, including SEC compliance, corporate governance, mergers and acquisitions, and business strategy. Prior to that, Mr. Zhao worked with PricewaterhouseCoopers as a senior auditor. Mr Zhao holds a master of accounting and finance degree from the University of Hartford and Bachelor of economics degree from Beijing University, and is a US certified public accountant.
     Ms. Hwee Ling Ng was appointed as the Acting CFO and Company Secretary of SNMI on January 4, 2006 and has held that position since that date.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a) Financial Statements of Business Acquired
Telefaith’s financial year-end is December 31st.
Telefaith’s audited financial statements for the financial years ended December 31, 2004 and December 31, 2005 immediately follow:
Telefaith Holdings Limited
Consolidated Financial Statements

Telefaith Holdings Limited
Index to Consolidated Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders of
Telefaith Holdings Limited
We have audited the accompanying consolidated balance sheets of Telefaith Holdings Limited as of December 31, 2005 and 2004, and the related consolidated statements of operations, shareholders’ equity and cash flows for the years ended December 31, 2005 and 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. The audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Telefaith Holdings Limited as of December 31, 2005 and 2004 and the results of its consolidated operations and cash flows for the years ended December 31, 2005 and 2004, in conformity with generally accepted accounting principles in the United States of America.
The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 8 to the financial statements, the Company has suffered recurring losses and used cash in operating activities and had accumulated deficit, which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 8. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.
BDO McCabe Lo Limited
Hong Kong, July 14, 2006

Telefaith Holdings Ltd.
Consolidated Balance Sheets
(Expressed in US Dollars)

	As of	As of
	December 31,	December 31,
	2005	2004
	US$	US$

ASSETS
Current assets
Cash and cash equivalents	516	37,247
Other receivable and prepayments	9,653	6,042

Total current assets	10,169	43,289

Plant and equipment (Note 4)	112,290	144,505

Total assets	122,459	187,794

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Other payable and accruals	14,518	510
Amounts due to shareholders (Note 5)	27,382	53,035

Total liabilities	41,900	53,545

Shareholder’s equity
Ordinary share : US$1.0 par value
- 50,000 shares authorized
- 100 shares issued and outstanding	100	100
Additional paid in capital	362,446	362,446
Accumulated other comprehensive income	2,752	20
Accumulated losses	(284,739)	(228,317)

Total shareholders’ equity	80,559	134,249

Total liabilities and shareholders’ equity	122,459	187,794

The accompanying notes are an integral part of these consolidated financial statements.

Telefaith Holdings Limited
Consolidated Statements of Operations
(Expressed in US Dollars)

	Year ended	Year ended
	December 31,	December 31,
	2005	2004
	US$	US$

Net sales	41,458	8,146

Direct costs	18,740	2,595

Gross profit	22,718	5,551

Operating expenses	(79,125)	(117,222)

Other income and expenses
Interest income	—	52
Interest expense	(15)	—

Loss before income tax	(56,422)	(111,619)
Income tax expenses	—	—

Net loss	(56,422)	(111,619)

The accompanying notes are an integral part of these consolidated financial statements.

Telefaith Holdings Limited
Statements of Shareholders’ Equity
(Expressed in US Dollars)

				Accumulated
	Ordinary shares		Additional	other		Total
	No. of		paid-in	comprehensive	Accumulated	shareholders'
	shares	Amount	capital	income	deficit	equity
		US$		US$	US$	US$

Balance, January 1, 2004	100	100	362,446	15	(116,698)	245,863
Comprehensive loss
Foreign currency
translation adjustments	—	—	—	5	—	5
Net loss	—	—	—	—	(111,619)	(111,619)

Total comprehensive loss						(111,614)

Balance, December 31, 2004	100	100	362,446	20	(228,317)	134,249

Balance, January 1, 2004	100	100	362,446	20	(228,317)	134,249
Comprehensive loss
Foreign currency
Translation adjustments	—	—	—	2,732	—	2,732
Net loss	—	—	—	—	(56,422)	(56,422)

Total comprehensive loss						(53,690)

Balance, December 31, 2005	100	100	362,446	2,752	(284,739)	80,559

The accompanying notes are an integral part of these consolidated financial statements.

Telefaith Holdings Limited
Consolidated Statements of Cash Flows
(Expressed in US Dollars)

	Year ended	Year ended
	December 31,	December 31,
	2005	2004
	US$	US$

Cash flows from operating activities
Net loss for the year	(56,422)	(111,619)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	35,456	28,391
Changes in assets and liabilities
Other receivable and prepayments	(3,457)	(4,366)
Other payable and accruals	13,692	510

Net cash used in operating activities	(10,731)	(87,084)

Cash flows from investing activities
Purchase of plant and equipment	—	(36,157)

Net cash used in investing activities	—	(36,157)

Cash flows from financing activities
Repayment to/ (advance from) shareholders	(24,970)	62,565

Net cash (used in)/ provided by financing activities	(24,970)	62,565

Effect of exchange rate changes on cash and cash equivalents	(1,030)	2

Net decrease in cash and cash equivalents	(36,731)	(60,674)
Cash and cash equivalents, beginning of the year	37,247	97,921

Cash and cash equivalents, end of the year	516	37,247

The accompanying notes are an integral part of these consolidated financial statements.

Telefaith Holdings Limited
Consolidated Financial Statements
1.	ORGANIZATION AND NATURE OF BUSINESS

Telefaith Holding Limited (“Telefaith” or the “Company”) was incorporated in the British Virgin Islands (“BVI”) on January 5, 2005. The Company had authorized share capital of United States Dollars (“$”) 100 consisting of common stock of 100 shares with a par value of $1.00 per share. At the date of incorporation, the Company is held by three individuals, Mr. Hui Yan, Mr. Min Lin and Mr. Kezhou Luan, with equity interests of 40%, 40% and 20%, respectively.

The accompanying financial statements include the financial statements of the Company and a wholly controlled entity, Shanghai Shengji Mobile Media Technology Ltd (“Shengji”). Shengji was established as a domestic limited liability company on October 29, 2002 upon the issuing of a license by the Administration of Industry and Commerce of the Pudong New District in Shanghai, People’s Republic of China (“PRC”) with an operating period of 10 years to October 28, 2012 by three individuals, Mr. Hui Yan, Mr. Min Lin and Mr. Kezhou Luan who hold 40%, 40% and 20% of fully paid up capital of Shengji, respectively.

The Company is the primary beneficiary of Shengji, which is considered as a variable interest entity (“VIE”) of the Company.

The Company and Shengji are collectively referred to as the “Group” with no adjustment to the historical basis of the assets and liabilities of Shengji and the operations were consolidated as though the transaction occurred as of the beginning of the first accounting period of Shengji presented in these financial statements.

Telefaith is a management provider. Shengji is principally engaged in the provision of internet information service, telecommunication service and short message service.
2.	BASIS OF CONSOLIDATION AND PRESENTATION

The consolidated financial statements include the financial statements of the Company and Shengji, its wholly controlled entity. All material inter-company balances and transactions within the Group have been eliminated in the consolidation. The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

The Company has adopted FASB Interpretation No. 46R (“FIN 46R”) “Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51” to account for its VIE. FIN 46R requires a VIE to be consolidated by a company if that company is subject to a majority of the risk of loss for the VIE or is entitled to receive a majority of the VIE’s residual returns.

Under various contractual agreements, the Company’s shareholders are required to transfer their ownership in Shengji to the Company or designees of the Company at any time. All voting rights of Shengji are assigned to the Company. The Company has also entered into an exclusive consulting service agreement with Shengji under which the Company provides consulting and other services to Shengji in exchange for all net income of Shengji. In view of the above, the Company is the primary beneficiary of Shengji and Shengji is considered as the Company’s VIE.

Telefaith Holdings Limited
Consolidated Financial Statements
3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(a)	Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the accompanying financial statements and related disclosures. Although these estimates are based on management’s best knowledge of current events and action that the Company may take in the future, actual results could differ from these estimates.
(b)	Foreign currency translation

The Company and its subsidiary use PRC’s Renminbi (“RMB”) as their functional currency. Transactions denominated in currencies other than RMB are translated into RMB at the applicable rates of exchange prevailing at the dates of the transactions. Monetary assets and liabilities denominated in other currencies are translated into RMB at rates of exchange prevailing at the balance sheet date. Exchange gains or losses arising from changes in exchange rates subsequent to the transactions dates for monetary assets and liabilities denominated in other currencies are included in the determination of net income/loss for the respective period.

For financial reporting purposes, the consolidated financial statements of the Company which are prepared using its functional currency have been translated into United States dollars. Assets and liabilities are translated at the exchange rates at the balance sheet dates, revenue and expenses are translated at the average exchange rates and shareholders’ equity is translated at historical exchange rates. Any translation adjustments resulting are not included in determining net income/loss but are included in “Accumulated other comprehensive income/loss”, a component of shareholders’ equity. The exchange rates in effect as at December 31, 2005 and 2004 were $1 for RMB8.0702 and RMB8.2765 respectively.
(c)	Property and equipment

Property and equipment are stated at cost, net of depreciation. Depreciation is computed primarily on the straight-line method for financial reporting purposes over the estimated useful lives of the assets for 5 years.
(d)	Impairment of long-lived assets

Long-lived assets are tested for impairment whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. The Company recognizes impairment of long-lived assets in the event that the net book values of such assets exceed the future undiscounted cashflows attributable to such assets. During the reporting periods, the Company has not identified any indicators that would require testing for impairment.

Telefaith Holdings Limited
Consolidated Financial Statements
3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)
(e)	Cash and cash equivalents

Cash and cash equivalents include all cash, deposits in banks and other highly liquid investments with initial maturities of three months or less. As of December 31, 2005 and 2004, certain of the cash and cash equivalents were denominated in RMB and are not freely convertible into foreign currencies.

(f)	Income taxes

The Company follows the liability method of accounting for income taxes in accordance with SFAS No. 109. Under this method, future tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax balances. Future tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply to the taxable income in the years in which those differences are expected to be recovered or settled. The effect on future tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the date of enactment or substantive enactment. A valuation allowance is provided for deferred tax assets if it is more likely than not that the Company will not realize the future benefit, or the future deductibility is uncertain.

(g)	Revenue recognition

In accordance with Securities and Exchange Commission (“SEC”) Staff Accounting Bulletin No. 104, Revenue Recognition (“SAB 104”), the Company recognizes revenue when all of the following criteria are met: (i) persuasive evidence of an arrangement exists; (ii) delivery has occurred or services have been rendered; (iii) the seller’s price to the buyer is fixed or determinable; and (iv) collectibility is reasonably assured. These criteria are usually met at the time of product shipment or performance of service.

Short message service primarily generates revenue by charging per-transaction processing fees based on the number of messaging records provided to us by wireless carriers. We recognize revenues at the time the transactions are processed.

Consulting service income is recognized as services are rendered and calculated by the agreed sum on a straight-line basis over the contract period.

Telefaith Holdings Limited
Consolidated Financial Statements
3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)
(h)	New accounting pronouncements

In December 2004, the FASB issued SFAS No. 123R “Share-Based Payment” (“SFAS 123R”), which revises SFAS No. 123, “Accounting for Stock Based Compensation”, and superceded APB 25. Among other items, SFAS 123R eliminates the use of APB 25 and the intrinsic value method of accounting, and requires companies to recognize in the financial statements the cost of employee services received in exchange for awards of equity instruments, based on the grant-date fair value of those awards. This cost is to be recognized over the period during which an employee is required to provide service in exchange for the award (typically the vesting period). SFAS 123R also requires that benefits associated with tax deductions in excess of recognized compensation cost be reported as a financing cash flow, rather than as an operating cash flow as required under current literature.

SFAS 123R permits companies to adopt its requirement using either a “modified prospective” method, or a “modified retrospective” method.

Under the “modified prospective” method, compensation cost is recognized in the financial statements beginning with the effective date, based on the requirements of SFAS 123R for all share-based awards granted or modified after that date, and based on the requirements of SFAS 123 for all unvested awards granted prior to the effective date of SFAS 123R. Under the “modified retrospective” method, the requirements are the same as under the “modified prospective” method, but this method also permits entities to restate financial statements of previous periods based on proforma disclosures made in accordance with SFAS 123.

In May 2005, the FASB issued Statement No.154, “Accounting Changes and Error Corrections”. This Statement replaces APB Opinion No.20, “Accounting Changes”, and FASB Statement No.3, “Reporting Accounting Changes in Interim Financial Statements”, and changes the requirements for the accounting for and reporting of a change in accounting principle. This Statement requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, this Statement requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings (or other appropriate components of equity or net assets in the statement of financial position) for that period rater than being reported in an income statement. When it is impracticable to determine the cumulative effect of applying a change in accounting principle to all prior periods, this Statement requires that the new accounting principle be applied as if it were adopted prospectively from the earliest date practicable.

Telefaith Holdings Limited
Consolidated Financial Statements
3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT’D)
(i)	New accounting pronouncements (cont’d)

In addition, this Statement requires that retrospective application of a change in accounting principle be limited to the direct effects of the change. Indirect effects of a change in accounting principle should be recognized in the period of the accounting change.

This Statement also requires that a change in depreciation, amortization, or depleting method for long-lived, nonfinancial assets be accounted for as a change in accounting estimate effected by a change in accounting principle.

The Company does not anticipate the adoption of these standards will have a material impact on these consolidated financial statements.

(j)	Comprehensive income (loss)

The Company has adopted SFAS No. 130, “Reporting Comprehensive Income”, issued by the FASB. SFAS No. 130 establishes standards for reporting and presentation of comprehensive income (loss) and its components in a full set of general-purpose financial statements. The Company has chosen to report comprehensive income (loss) in the statements of changes in shareholders’ equity. Comprehensive income (loss) comprised net income (loss) and all changes to shareholders’ equity except those due to investments by owners and distributions to owners.
4. PLANT AND EQUIPMENT, NET
Plant and equipment is summarized as follows:

	As of	As of
	December 31,	December 31,
	2005	2004
Leasehold improvements	$1,395	$1,360
Computer and electronic equipment	187,942	183,257

	189,337	184,617
Accumulated depreciation	77,047	40,112

Plant and equipment, net	$112,290	$144,505

Depreciation expenses were $35,456 and $28,391 for the year ended December 31, 2005 and 2004, respectively.

Telefaith Holdings Limited
Consolidated Financial Statements
5. RELATED PARTY
The Company has had and expects to have transactions in the ordinary course of business with many of its shareholders, directors, senior officers and other affiliates (and their associates) on substantially the same terms as these prevailing for comparable transactions with others. Listed below is a summary of material relationship or transactions with the Company’s shareholders, directors, senior officers and other affiliates:
Amounts Due to Shareholders
As of December 31, 2005 and 2004, the amounts due to shareholders amounted to $27,382 and $53,035 respectively. The amounts due to shareholders represented fund advance to the Company to fund the startup, development and operation of the Company.
6. INCOME TAX
There is no income tax for Telefaith with domiciled in the BVI. Accordingly, the Company’s financial statements do not present any income tax provisions/credits related to BVI tax jurisdiction. No provision for income tax relating to the PRC is made as the Shengji has no assessable profits throughout the current year.
The applicable tax rate for Shengji is 33%.
The components of deferred taxes at the balance sheet dates are :-

	As of	As of
	December 31,	December 31,
	2005	2004
Tax losses and capital allowances	$18,007	$36,834
Less : Valuation allowance	(18,007)	(36,834)

	$—	$—

7. COMMITMENTS AND CONTINGENCIES
The Group does not have any commitments and contingencies.

Telefaith Holdings Limited
Consolidated Financial Statements
8. GOING CONCERN AND SUBSEQUENT EVENTS
The Company incurred losses of $56,422 and $111,619 and has generated negative cash flows from operations of $10,731 and $87,084 for the years ended December 31, 2005 and 2004, respectively and had accumulated losses of $284,739 and $228,317 at December 31, 2005 and 2004, respectively. These factors among other raise substantial doubt about its ability to continue as a going concern.
On March 2, 2006, pursuant to the sale and purchase agreement dated December 6, 2005 entered into by and among Sun New Media, Inc. (“SNMI”) and the Company’s shareholders, SNMI acquired 100% of the issued and outstanding shares in the Company in exchange for 853,333 shares of SNMI’s common stock. The Company became a wholly-owned subsidiary of SNMI.
The combined company is actively engaged in capital acquisition activities, and management currently estimates that sufficient capital will be raised to alleviate the illiquid working capital position. There can be no assurances that sufficient capital will ultimately be raised. The financial statements do not include any adjustments and classification to assets and liabilities should the Company be unable to continue as a going concern.
9. OPERATING RISKS
The Group operates in a highly competitive environment; thousands of international and local companies compete in internet information service, telecommunication service and short message service markets. Limited revenue generated in the past two years indicated that the Group does not have a competitive edge currently.

(b)	Pro Forma Financial Statements

The acquisition of all the issued and outstanding shares of Telefaith is described as a “purchase acquisition”.

The accompanying pro forma condensed consolidated financial statements are provided for informational purposes only. The Pro Forma Consolidated Balance Sheet and Pro Forma Combined Statement of Operations are unaudited and are not necessarily indicative of the consolidated financial position which actually would have occurred if the above transaction had been consummated on March 31, 2006, nor does it purport to present the operating results that would be achieved for future periods. You should read the accompanying pro forma condensed consolidated financial statements and the related notes in conjunction with the audited and unaudited financial statements included elsewhere in Form 8-K and the Registrant’s latest Form 10-KSB filed on June 30, 2006.

The Unaudited Pro-Forma Consolidated Financial Statement reflect financial information which gives pro-forma effect to the acquisition of all the outstanding common shares of Telefaith in exchange for 853,333 shares of common stock of the Company.

The acquisition is to be recorded as a purchase acquisition. The Pro Forma Consolidated Balance Sheet included herein reflects the use of the purchase method of accounting for the above transaction. Such financial information has been prepared from, and should be read in conjunction with, the historical financial statements and notes thereto included elsewhere in this Form 8-K.

Unaudited Pro Forma Consolidated Balance Sheet

The Pro-Forma Consolidated Balance Sheet gives effect to the above transaction as if it occurred on March 31, 2006.

Unaudited Pro Forma Consolidated Statement of Operations

The Pro-Forma Combined Statement of Operations give effect to the above transaction as if it occurred on the earliest date of the period presented, i.e., June 6, 2005.

SUN NEW MEDIA INC
UNAUDITED PRO-FORMA CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2006

	SNMD	Telefaith			Pro-forma
	(as at Mar 31, 2006)	(as at Dec 31, 2005)	Adjustments		Consolidated
	US$	US$	US$		US$
ASSETS
Current Assets
Cash and bank balances	1,373,715	516	—		1,374,231
Accounts receivable, net	415,735	—	—		415,735
Other receivable, deposits and prepayments	466,396	9,653	—		476,049
Inventories	85,346	—	—		85,346
Marketable securities	8,140,377	—	—		8,140,377
Amounts due from stockholders	292,106	—	—		292,106
Amounts due from related parties	892,699	—	—		892,699

Total current assets	11,666,374	10,169			11,676,543

Investment in associated company	24,987	—	—		24,987
Goodwill and intangible assets	61,794,537	—	302,368	(2)	62,096,905
Plant and equipment	2,205,536	112,290	—		2,317,826
Clearing broker deposit	36,980	—	—		36,980

Total Assets	75,728,414	122,459	302,368		76,153,241

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	987,238	—	—		987,238
Other payables and accruals	6,928,098	14,518	—		6,942,616
Amounts due to related parties	489,122	—	—		489,122
Amounts due to stockholders	—	27,382	—		27,382
Factoring loan	233,043	—	—		233,043

Total current liabilities	8,637,501	41,900	—		8,679,401
Convertible notes	2,816,000	—	—		2,816,000
Discount on warrants	(2,393,052)	—	—		(2,393,052)

STOCKHOLDERS’ EQUITY
Capital stock	985,927	100	(100	)(1)	994,460
			8,533	(1)
Additional paid-in capital	81,942,502	362,446	374,394	(1)	82,316,896
			(362,446	)(1)
Accumulated other comprehensive income	1,920	2,752	(2,752)		1,920

Accumulated deficit	(16,160,864)	(284,739)	284,739	(1)	(16,160,864)

Minority interest	(101,520)	—	—		(101,520)

Total stockholder’s equity (deficit)	66,667,965	80,559	302,368		67,050,892

Total liabilities and stockholders’ equity (deficit)	75,728,414	122,459	302,368		76,153,241

SUN NEW MEDIA INC.
NOTES TO THE UNAUDITED PRO-FORMA CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2006
1.	The acquisition of Telefaith has been accounted for as a purchase acquisition. SNMD issued 853,333 shares for the acquisition of Telefaith.

2.	Intangible assets represent existing agreements between Shengji and wireless telecommunication companies, permits and licenses in accordance with Statement of Financial Standards No. 141 (“SFAS 141”), Business Combinations.

SUN NEW MEDIA INC.
UNAUDITED PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS

	(Audited)	(Audited)
	SNMD	Telefaith
	Jun 6, 2005 to	Jan 1, 2005 to		Pro-forma
	Mar 31, 2006	Dec 31, 2005	Adjustments	Consolidated
	US$	US$	US$	US$
			(Note 1)
REVENUES	429,531	41,458		470,989
Cost of revenues	263,786	18,740		282,526

Gross Profit	165,745	22,718		188,463

OPERATING EXPENSES
General and administrative	1,146,785	43,669		1,190,454
Depreciation and amortization	6,767	35,456	113,388	155,611
Finders’ fee	55,000	—		55,000
Stock-based compensation	9,654,099	—		9,654,099
Consulting and professional fees	1,021,410	—		1,021,410
Impairment loss on marketable securities	1,456,221	—		1,456,221

Total operating expenses	13,340,282	79,125		13,532,795

Operating loss	(13,174,537)	(56,407)		(13,344,332)
Interest income	637	—		637
Interest expense, BCF	(2,676,441)	—		(2,676,441)
Interest expense, warrant valuation	(110,053)	—		(110,053)
Interest expense	—	(15)		(15)
Other income	37,590	—		37,590

Loss before income taxes	(15,922,804)	(56,422)		(16,092,614)
Income tax expenses	—	—		—

Net Loss	(15,922,804)	(56,422)		(16,092,614)

Loss per share:
Weighted average number of shares outstanding Basic and diluted	55,596,172			55,596,172

Net loss per share of common stock
Basic and diluted	(0.29)			(0.29)

SUN NEW MEDIA INC.
NOTES TO THE PRO-FORMA CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
1.	Adjustment for amortization of intangible assets from June 6, 2005 to March 31, 2006.

(d)	Exhibits

Exhibit No.	Description

2.1	Sale and Purchase Agreement dated December 6, 2005 (incorporated herein by reference from the registrant’s current report on Form 8-K filed on December 8, 2005)

23.1	Consent of BDO McCabe Lo Limited

99.1	Press Release dated March 1, 2006 announcing appointment of new officers (incorporated herein by reference from the registrant’s current report on Form 8-K filed on March 3, 2006)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 8, 2006

SUN NEW MEDIA INC.
By:	/s/ Frank Zhao
Frank Zhao, Chief Financial Officer

Exhibit List

Exhibit No.	Description

2.1	Sale and Purchase Agreement dated December 6, 2005 (incorporated herein by reference from the registrant’s current report on Form 8-K filed on December 8, 2005)

23.1	Consent of BDO McCabe Lo Limited

99.1	Press Release dated March 1, 2006 announcing appointment of new officers (incorporated herein by reference from the registrant’s current report on Form 8-K filed on March 3, 2006)